UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Everspin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5670 W. Chandler Blvd.

Suite 100

Chandler, Arizona 85226

(Address of principal executive offices, including zip code)

(480) 347-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	MRAM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2021, Everspin Technologies, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) at which the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock, par value $0.0001 per share (“Common Stock”), available for grant thereunder by 550,000 shares. The voting results relating to the approval of the Plan Amendment are set forth under 5.07 of this Current Report on Form 8-K.

The material terms of the Plan Amendment were described in the Company’s definitive proxy statement filed with the U.S. Securities Exchange Commission on April 6, 2021 (the “Proxy Statement”) under the caption “Proposal 3: Approval of Amendment to 2016 Plan to Increase the Number of Authorized Shares Under the Plan,” which description is incorporated herein by reference.

The descriptions of the Plan Amendment contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 20, 2021. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (c) for, against or abstain for the approval of the Plan Amendment. Broker non-votes are also reported, as applicable. The voting results of each of these proposals, which were described in more detail in the Proxy Statement, are set forth below.

Proposal 1:	Each of the five directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2022 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

			Broker
	For	Withheld	Non-Votes
Darin Billerbeck	7,016,311	274,008	3,497,167
Geoffrey R. Tate	6,262,040	1,028,279	3,497,167
Lawrence G. Finch	5,593,383	1,696,936	3,497,167
Michael B. Gustafson	5,588,047	1,702,272	3,497,167
Geoffrey Ribar	5,564,649	1,725,670	3,497,167

Proposal 2:	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The tabulation of votes on this matter was as follows:

			Broker
For	Against	Abstain	Non-Votes
10,743,787	21,874	21,825	—

Proposal 3:	The Plan Amendment to increase the total number of authorized shares of Common Stock available for grant under the Plan by 550,000 shares was approved. The tabulation of votes on this matter was as follows:

			Broker
For	Against	Abstain	Non-Votes
4,455,838	2,589,574	244,907	3,497,167

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Amendment to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.

Dated: May 25, 2021	By:	/s/ Darin Billerbeck
Darin Billerbeck
Interim Chief Executive Officer